[UBS GLOBAL ASSET MAMAGEMENT LOGO]




UBS SELECT MONEY MARKET FUND

SEMIANNUAL REPORT

OCTOBER 31, 2002

UBS SELECT MONEY MARKET FUND


December 16, 2002

DEAR SHAREHOLDER,

We present you with the semiannual report for the UBS Select Money Market Fund for the six months ended October 31, 2002.

AN INTERVIEW WITH THE FUND'S PORTFOLIO MANAGERS

Q.   CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A. Initially, the U.S. economy appeared to be gaining momentum. First quarter 2002 gross domestic product (GDP) was a healthy 5.0%, up from 1.7% over the prior quarter. However, this up-tick proved short-lived. Ongoing threats of terrorism, turmoil in the Middle East, anemic corporate spending and waning consumer confidence in the wake of the stock market's decline and various corporate accounting scandals all took their toll. The end result: second quarter 2002 GDP growth was ultimately a less-than-expected 1.1%. While the most recent preliminary estimate for third quarter GDP is 4.0%, economists are projecting that GDP for the last three months of the year will fall far short of that figure--perhaps between 1% and 2%.

Q.   WHAT ARE SOME OF THE REASONS WHY ECONOMIC GROWTH APPEARS TO BE DECLINING?

A. For some time, consumer spending was propping up the economy as corporations postponed major purchases pending clearer signs of a sustainable economic upturn. The strength in consumer spending was in part fueled by zero percent financing for automobiles and the incremental cash people received from refinancing their homes. However, the pent-up demand for automobiles appears to be waning and the refinancing boom has likely peaked. In addition, heightening geopolitical risk--namely, the potential for another terrorist strike and a war with Iraq--appears to be inhibiting both consumer and corporate spending.

[SIDENOTE]

UBS SELECT MONEY MARKET FUND


INVESTMENT GOAL:

Maximum current income consistent with liquidity and capital preservation.

PORTFOLIO MANAGERS:

Michael Markowitz

Robert Sabatino

UBS Global Asset Management (US) Inc.


COMMENCEMENT:

August 10, 1998


DIVIDEND PAYMENTS:

Monthly

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Q.   HOW DID THE FUND PERFORM IN THIS TURBULENT ENVIRONMENT?

A. Short-term interest rates fell during the period, so the yields available through money market instruments were extremely low. At the end of the reporting period, the Fund's seven-day current yield was 1.74%, down slightly from 1.86% at the end of its fiscal year on April 30, 2002. (For more on the Fund's performance, refer to "Performance At A Glance" on page 4.)

     In terms of investment strategies, we increased the Fund's weighted average maturity to 60 days, up from 56 days, during the reporting period. We did this in an effort to lock in higher yields as interest rates declined. In addition, given the combination of an uncertain economy, a proliferation of corporate accounting scandals and high profile bankruptcies, the credit markets were extremely volatile during the period. Therefore, we emphasized Treasury and Agency securities that offered the highest credit quality and liquidity, which helped us to avoid the problems that plagued the corporate credit markets.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND HOW DO YOU ANTICIPATE STRUCTURING THE PORTFOLIO GOING FORWARD?

A. Looking ahead, we are skeptical concerning the strength of an economic recovery. While we don't think the economy will dip back into a recession, the risk exists.

     After spending some time waiting for clearer signs on the economy, the Federal Reserve (the "Fed") made the decision at its November meeting to lower the federal funds rate (the rate U.S. banks charge each other for overnight loans) by 50 basis points, down to 1.25% -- a 41-year low. In a statement, the Fed cited economic data that confirmed uncertainty in the marketplace as the primary reason for the move, which was implemented in order to provide support "as the economy works its way through this current soft spot."

     From an investment strategy perspective, credit quality and liquidity will continue to be of paramount importance. We expect to allocate a large portion of the portfolio to Treasuries and Agencies. We also expect to employ what is known as a "barbell" strategy, whereby we purchase securities at both ends of the maturity spectrum. This strategy will provide the liquidity we need through our shorter-term securities, which are typically less than a month in duration. The Fund's longer-term securities--with maturities of up to one year in duration--will generate incremental yield.

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Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS funds,* please contact your financial advisor or visit us at www.ubs.com.

Sincerely,


/s/ Brian M. Storms
Brian M. Storms
PRESIDENT
UBS Select Money Market Fund P
RESIDENT AND CHIEF EXECUTIVE OFFICER
UBS Global Asset Management (US) Inc.


/s/ Michael Markowitz
Michael Markowitz
PORTFOLIO MANAGER
UBS Select Money Market Fund
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ Robert Sabatino
Robert Sabatino
PORTFOLIO MANAGER
UBS Select Money Market Fund
DIRECTOR
UBS Global Asset Management (US) Inc.




This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.


* Mutual funds are sold by prospectus only. The prospectus for the fund contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PERFORMANCE AT A GLANCE

YIELD AND CHARACTERISTICS               10/31/02    4/30/02     10/31/01
--------------------------------------------------------------------------
Seven-Day Current Yield*                   1.74%       1.86%       2.74%
Seven-Day Effective Yield*                 1.75%       1.87%       2.77%
Weighted Average Maturity**             60 days     56 days     52 days
Net Assets (bln)                           $6.3        $7.8        $5.8

SECTOR ALLOCATION***                    10/31/02    4/30/02     10/31/01
--------------------------------------------------------------------------
Commercial Paper                           35.4%       43.9%       53.0%
U.S. Government Agency Obligations         23.3        22.8         7.6
Certificates of Deposit                    11.5        11.3         6.6
Repurchase Agreements                       9.6         5.4         3.1
Domestic Master Notes                       7.2         6.4         8.6
Short-Term Corporate Obligations            5.0         5.8        10.2
Funding Agreements                          4.2         1.3         3.9
Time Deposit                                4.0         5.1         8.5
Bank Notes                                  0.8         0.7          --
Money Market Fund                           0.1          --          --
Liabilities in Excess of Other Assets      (1.1)       (2.7)       (1.5)
                                          ------      ------      ------
TOTAL                                     100.0%      100.0%      100.0%

Yield data quoted are for Institutional shares. UBS Select Money Market Fund did not have Financial Intermediary shares outstanding during the periods indicated. However, if such shares were outstanding during the periods indicated, the yields would be approximately 0.25% lower than the yields for the Institutional shares.

* Yields will fluctuate and reflect fee waivers. Performance data quoted represent past performance. Past performance does not guarantee future results.

** The Fund is actively managed and its weighted average maturity will differ over time.

*** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

STATEMENT OF NET ASSETS-- OCTOBER 31, 2002 (UNAUDITED)

     PRINCIPAL
       AMOUNT                                                            MATURITY                  INTEREST
       (000)                                                              DATES                     RATES                  VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS--23.32%
       $25,000  Federal Farm Credit Bank                                05/01/03                    1.550%              $25,000,000

        46,000  Federal Farm Credit Bank                                06/16/03 to
                                                                        07/28/03                    1.520@               45,514,782

       563,000  Federal Home Loan Bank                                  01/13/03 to                 1.750 to
                                                                        12/02/03                    5.125               563,521,241

        25,000  Federal Home Loan Bank                                  06/13/03                    2.090@               24,674,889

        50,000  Federal Home Loan Mortgage Corp.                        01/02/03                    2.210@               49,809,695

        65,000  Federal Home Loan Mortgage Corp.                        03/15/03                    4.750                65,487,464

        50,000  Federal National Mortgage Association                   11/01/02                    1.710*               49,998,074

       215,590  Federal National Mortgage Association                   12/02/02 to                 1.890 to
                                                                        05/02/03                    2.320@              214,437,357

       134,000  Federal National Mortgage Association                   02/07/03 to                 2.250 to
                                                                        04/15/03                    5.750               135,223,691

       175,000  Student Loan Marketing Association                      11/05/02                    1.608 to
                                                                                                    1.628*              175,000,000
       113,000  Student Loan Marketing Association                      01/27/03 to
                                                                        07/02/03                    2.250               112,993,128
                                                                                                                      -------------
Total U.S. Government Agency Obligations
  (cost--$1,461,660,321)                                                                                              1,461,660,321
-----------------------------------------------------------------------------------------------------------------------------------

BANK NOTES--0.80%
   DOMESTIC--0.80%
        50,000  LaSalle Bank N.A. (cost--$49,999,621)                   11/29/02                    2.490                49,999,621

TIME DEPOSIT--3.99%
       250,000  U.S. Bank N.A.
                  (cost--$250,000,000)                                  11/01/02                    1.813               250,000,000

CERTIFICATES OF DEPOSIT--11.49%
   YANKEE--11.49%
       100,000  Abbey National Treasury                                 11/01/02 to                 1.746 to
                                                                        11/18/02                    1.845*              100,000,976

        25,000  Australia & New Zealand Bank                            11/25/02                    2.520                24,998,686

        65,000  Bank of Scotland                                        12/06/02                    2.220                64,998,306

        98,500  Bank of Scotland                                        11/29/02                    1.700*               98,484,132

       157,000  Bayerische Landesbank Girozentrale                      11/01/02 to                 1.760 to
                                                                        11/27/02                    2.170*              156,985,136

       100,000  Svenska Handelsbanken                                   11/15/02                    1.723*               99,984,124

       100,000  Westdeutsche Landesbank Girozentrale                    11/22/02                    1.749*               99,984,239

     PRINCIPAL
       AMOUNT                                                            MATURITY                  INTEREST
       (000)                                                              DATES                     RATES                  VALUE
CERTIFICATES OF DEPOSIT--(CONCLUDED)
       $75,000  Westdeutsche Landesbank Girozentrale                    08/27/03                    1.940%              $75,000,000
                                                                                                                      -------------
Total Certificates of Deposit
  (cost--$720,435,599)                                                                                                  720,435,599
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER@--35.44%
   ASSET BACKED-AUTO & TRUCK--2.58%
       162,000  New Center Asset Trust                                  12/06/02 to                 1.720 to
                                                                        01/24/03                    1.780               161,473,657
   ASSET BACKED-BANKING--1.30%
        45,198  Atlantis One Funding Corp.                              12/18/02                    1.770                45,093,555

        36,604  Stellar Funding Group, Inc.                             11/14/02                    1.780                36,580,472

                                                                                                                         81,674,027
   ASSET BACKED-MISCELLANEOUS--21.30%
       100,000  Amsterdam Funding Corp.                                 11/15/02                    1.770                99,931,167

       143,000  Asset Securitization Cooperative Corp.                  11/13/02 to
                                                                        11/22/02                    1.760               142,883,987

        81,325  Barton Capital Corp.                                    11/08/02 to                 1.760 to
                                                                        12/16/02                    1.770                81,255,360

       100,000  Enterprise Funding Corp.                                11/07/02                    1.760                99,970,667

       160,000  Falcon Asset Securitization Corp.                       11/06/02 to                 1.760 to
                                                                        11/20/02                    1.780               159,908,764

       172,500  Galaxy Funding, Inc.                                    11/21/02 to                 1.730 to
                                                                        01/16/03                    1.770               172,070,158

        74,000  Giro Multi-Funding Corp.                                12/16/02                    1.790                73,834,425

       104,000  Pennine Funding                                         12/03/02 to                 1.730 to
                                                                        02/05/03                    1.750               103,730,560

       162,150  Preferred Receivables Funding Corp.                     11/08/02 to                 1.760 to
                                                                        11/18/02                    1.780               162,061,699

       127,600  Quincy Capital Corp.                                    11/01/02 to                 1.770 to
                                                                        11/07/02                    1.800               127,578,820

       112,000  Thunderbay Funding                                      11/13/02 to                 1.760 to
                                                                        11/19/02                    1.765               111,915,952
                                                                                                                      -------------

                                                                                                                      1,335,141,559
AUTOMOBILE OEM--1.20%
        75,000  Volkswagen of America, Inc.                             11/08/02 to                 1.750 to
                                                                        11/14/02                    1.770                74,967,007

     PRINCIPAL
       AMOUNT                                                            MATURITY                  INTEREST
       (000)                                                              DATES                     RATES                  VALUE
COMMERCIAL PAPER@--(CONCLUDED)
   BANKING-DOMESTIC--4.87%
      $200,000  Dexia Delaware LLC                                      11/01/02 to                 1.705 to
                                                                        11/12/02                    1.815%*            $199,958,744

        65,500  Fortis Funding LLC                                      11/04/02                    1.760                65,490,393

        40,000  ING U.S. Funding LLC                                    11/13/02                    1.750                39,976,667
                                                                                                                      -------------
                                                                                                                        305,425,804
   BANKING-FOREIGN--1.16%
        73,000  Alliance & Leicester PLC                                01/10/03 to                 1.690 to
                                                                        01/15/03                    1.770                72,740,045

   FINANCE-NONCAPTIVE CONSUMER--1.19%
        75,000  Wells Fargo Financial, Inc.                             02/10/03                    1.610                74,661,229

   FINANCE-NONCAPTIVE DIVERSIFIED--1.20%
        75,000  CIT Group, Inc.                                         11/06/02                    1.780                74,981,458

   TELECOM-WIRELINES--0.64%
        40,000  SBC International, Inc.                                 11/18/02                    1.770                39,966,567
                                                                                                                      -------------
Total Commercial Paper
  (cost--$2,221,031,353)                                                                                              2,221,031,353
-----------------------------------------------------------------------------------------------------------------------------------

DOMESTIC MASTER NOTES--7.18%
   BANKING-DOMESTIC--1.60%
       100,000  Bank of America Securities LLC                          11/01/02                    2.025*              100,000,000

   BROKERAGE--5.58%
       150,000  Bear Stearns Cos., Inc.                                 11/01/02                    2.075*              150,000,000

        50,000  Morgan (J.P.) Chase & Co., Inc.                         11/01/02                    1.760*               50,000,000

       150,000  Morgan Stanley & Co.                                    11/01/02                    1.925*              150,000,000
                                                                                                                      -------------
                                                                                                                        350,000,000
                                                                                                                      -------------
Total Domestic Master Notes
  (cost--$450,000,000)                                                                                                  450,000,000
-----------------------------------------------------------------------------------------------------------------------------------

FUNDING AGREEMENTS+--4.15%
        60,000  General Electric Capital Corp.                          11/12/02                    1.830*               60,000,000

        75,000  Monumental Life Insurance Co.                           11/01/02                    1.950*               75,000,000

        50,000  New York Life Insurance Co.                             11/01/02                    1.910*               50,000,000

        75,000  Travelers Insurance Co.                                 11/01/02                    1.906*               75,000,000
                                                                                                                      -------------
Total Funding Agreements
  (cost--$260,000,000)                                                                                                  260,000,000
-----------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL
       AMOUNT                                                            MATURITY                  INTEREST
       (000)                                                              DATES                     RATES                  VALUE
SHORT-TERM CORPORATE OBLIGATIONS--5.02%
   ASSET BACKED-FINANCE--3.95%
       $98,000  Beta Finance, Inc.                                      04/29/03 to                 2.640 to
                                                                        05/27/03                    2.710%              $97,997,300

       150,000  CC (USA), Inc.                                          11/01/02 to                 1.760 to
                                                                        11/26/02                    1.825*              149,995,753
                                                                                                                      -------------
                                                                                                                        247,993,053
   FINANCE-NONCAPTIVE DIVERSIFIED--1.07%
        40,000  General Electric Capital Corp.                          11/29/02                    1.830*               40,000,000

        26,063  Heller Financial, Inc.                                  05/15/03                    7.875                26,880,914

                                                                                                                         66,880,914
                                                                                                                      -------------
Total Short-Term Corporate Obligations
  (cost--$314,873,967)                                                                                                  314,873,967
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--9.56%
       350,000  Repurchase Agreement dated 10/31/02
                with Deutsche Bank Securities, Inc.,
                collateralized by $105,091,640 Chase
                Credit Card Owners Trust, 0.000%, due
                10/15/09 and $244,320,000 U.S.
                Government Agency Obligations, 3.250% to
                7.625%, due 08/15/05 to 05/14/10;
                (value--$360,005,577); proceeds:
                $350,018,472                                            11/01/02                    1.870 to
                                                                                                    1.975               350,000,000

       249,000  Repurchase Agreement dated 10/31/02
                with Goldman Sachs, Inc., collateralized
                by $34,900,000 various Corporate Bonds,
                7.250% to 9.500%, due 01/15/13 to
                10/01/29 and $161,259,742 various
                Corporate Notes, 0.000% to 10.875%, due
                12/31/02 to 06/30/12 and $105,472,393
                U.S. Treasury Bonds, 4.790%, due
                02/15/14 and $42,397,000 U.S. Treasury
                Notes, 2.340%, due 08/15/05;
                (value--$295,582,376); proceeds:
                $249,013,617                                            11/01/02                    1.900 to
                                                                                                    2.035               249,000,000
                                                                                                                      -------------
Total Repurchase Agreements
  (cost--$599,000,000)                                                                                                  599,000,000
-----------------------------------------------------------------------------------------------------------------------------------

     PRINCIPAL
       AMOUNT                                                            MATURITY                  INTEREST
       (000)                                                              DATES                     RATES                  VALUE
MONEY MARKET FUND--0.10%
         6,328  AIM Liquid Assets Portfolio
                  (cost--$6,327,787)                                    11/01/02                    1.750%++             $6,327,787

Total Investments (cost--$6,333,328,648 which
  approximates cost for federal income
  tax purposes)--101.05%                                                                                              6,333,328,648

Liabilities in excess of other assets--(1.05)%                                                                          (65,538,664)

Net Assets (applicable to 6,267,728,027
  Institutional Shares outstanding equivalent to
  $1.00 per share)--100.00%                                                                                          $6,267,789,984
-----------------------------------------------------------------------------------------------------------------------------------

* Variable rate securities--maturity date reflects earlier of reset date or stated maturity date. The interest rates shown are the current rates as of October 31, 2002, and reset periodically.

+    Illiquid securities represent 4.15% of net assets.

@    Interest rates shown are the discount rates at date of purchase.

++   Interest rate shown reflects yield at October 31, 2002.



                      Weighted average maturity -- 60 days




                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                                        FOR THE SIX
                                                                                                       MONTHS ENDED
                                                                                                     OCTOBER 31, 2002
                                                                                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest                                                                                            $68,930,794

EXPENSES:
    Investment advisory and administration fees                                                           6,338,123
    Trustees' fees                                                                                           57,022
                                                                                                          6,395,145
Less: Fee waivers from investment advisor                                                                  (355,286)
Net expenses                                                                                              6,039,859
Net investment income                                                                                    62,890,935
Net realized gains from investment transactions                                                              61,957
Net increase in net assets resulting from operations                                                    $62,952,892
---------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX
                                                                    MONTHS ENDED                          FOR THE
                                                                  OCTOBER 31, 2002                      YEAR ENDED
                                                                     (UNAUDITED)                      APRIL 30, 2002
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $62,890,935                       $153,934,474
Net realized gains from investment transactions                           61,957                            190,362
Net increase in net assets resulting from operations                  62,952,892                        154,124,836
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Institutional shares                          (62,890,935)                      (153,934,474)
Net realized gains from investment transactions--
    Institutional shares                                                (234,546)                                --
Total dividends and distributions to shareholders                    (63,125,481)                      (153,934,474)
Net increase (decrease) in net assets from
    beneficial interest transactions                              (1,527,451,282)                     4,409,453,965
Net increase (decrease) in net assets                             (1,527,623,871)                     4,409,644,327
NET ASSETS:
Beginning of period                                                7,795,413,855                      3,385,769,528
End of period                                                     $6,267,789,984                     $7,795,413,855
---------------------------------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS Select Money Market Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of UBS Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund, UBS Liquid Assets Fund and UBS Cash Reserves Fund. The financial statements for the LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund, UBS Liquid Assets Fund and UBS Cash Reserves Fund are not included herein.

The Fund currently offers two classes of shares, Institutional shares and Financial Intermediary shares. Each class represents interests in the same assets of the Fund, and both classes have equal voting privileges, except that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries, bear certain service fees and, to the extent that matters pertaining to the Shareholder Services Plan or to the Financial Intermediary shares are submitted to shareholders for approval, only the holders of Financial Intermediary shares are entitled to vote thereon. At October 31, 2002, there were no Financial Intermediary shares outstanding.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") under which UBS Global Asset Management (US) Inc. ("UBS Global AM" ) serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.18% of the Fund's average daily net assets. At October 31, 2002, the Fund owed UBS Global AM $1,026,489 in investment advisory and administration fees.

Under the Advisory Contract, UBS Global AM has agreed to pay all Fund expenses other than the investment advisory and administration fees, the fees payable pursuant to the Shareholder Service Plan adopted by the Trust with respect to the Fund's Financial Intermediary shares, fees and expenses (including counsel fees) of those trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) ("Independent Trustees"), interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or Fund is a party and of indemnifying officers and trustees of the Trust). Although UBS Global AM is not obligated to pay the fees and expenses of the Independent Trustees, it is contractually obligated to reduce its investment advisory and administration fees in an amount equal to those fees and expenses.

UBS Global AM has agreed to waive 1 basis point (0.01%) of the 18 basis points (0.18%) fee starting February 1, 2002 through February 28, 2003. At October 31, 2002, investment advisory and administration fees were 17 basis points (0.17%).

For the six months ended October 31, 2002, UBS Global AM voluntarily waived $355,286 of its investment advisory and administration fees. At October 31, 2002, UBS Global AM owed the Fund $57,027 for fee waivers and reimbursements.

OTHER LIABILITIES

At October 31, 2002, dividends payable and payable for investments purchased were $9,471,094 and $70,000,000, respectively.

MONEY MARKET FUND INSURANCE BONDS

At October 31, 2002, the Fund had insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Fund for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bonds, the Fund would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the insurance bonds were intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there was no guarantee that the insurance bonds would have done so. UBS Global AM pays the premium on behalf of the Fund. During the six months ended October 31, 2002, the Fund did not use these insurance bonds.

FEDERAL TAX STATUS

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

At October 31, 2002, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the six months ended October 31, 2002 and the fiscal year ended April 30, 2002, was ordinary income.

SHAREHOLDER SERVICES PLAN AND AGREEMENT

Under a Shareholder Services Plan and Agreement with respect to its Financial Intermediary shares, the Fund has agreed to pay UBS Global AM monthly fees at the annual rate of 0.25% of the average daily net assets of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under Service Agreements with those financial intermediaries, UBS Global AM pays an identical fee to the financial intermediaries for certain support services that they provide to the beneficial owners of the Financial Intermediary shares.

BANK LINE OF CREDIT

The Fund participated with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Fund had agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. UBS Global AM had agreed to pay the commitment fee on behalf of the Fund. Interest would have been charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended October 31, 2002, the Fund did not borrow under the Facility. For the six months ended October 31, 2002, UBS Global AM paid a commitment fee of $43,067 to UBS AG on behalf of the Fund.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                       INSTITUTIONAL SHARES
                                                -----------------------------------
                                                   FOR THE SIX          FOR THE
                                                  MONTHS ENDED        YEAR ENDED
                                                OCTOBER 31, 2002    APRIL 30, 2002
-----------------------------------------------------------------------------------
Shares sold                                      46,482,029,809     87,777,873,995
Shares repurchased                              (48,054,120,864)   (83,491,632,288)
Dividends reinvested                                 44,639,773        123,212,258
Net increase (decrease) in shares outstanding    (1,527,451,282)     4,409,453,965
-----------------------------------------------------------------------------------

                      (This page intentionally left blank)

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  INSTITUTIONAL SHARES
                              -------------------------------------------------------------------------------------------
                                                                                                               FOR THE
                                                                                                               PERIOD
                                                                                                              AUGUST 10,
                                FOR THE SIX                                                                     1998+
                                MONTHS ENDED                  FOR THE YEARS ENDED APRIL 30,                       TO
                              OCTOBER 31, 2002      -------------------------------------------------         APRIL 30,
                                (UNAUDITED)             2002               2001               2000              1999
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD               $1.00               $1.00              $1.00              $1.00              $1.00
Net investment income                0.009               0.029              0.062              0.054              0.037
Dividends from net
   investment income                (0.009)             (0.029)            (0.062)            (0.054)            (0.037)
Dividends from net
   realized gains from
   investment activities            0.000@                  --                 --                 --                 --
Total dividends and
   distributions                    (0.009)                 --                 --                 --                 --
NET ASSET VALUE,
   END OF PERIOD                     $1.00               $1.00              $1.00              $1.00              $1.00
TOTAL INVESTMENT RETURN(1)            0.90%               2.96%              6.37%              5.54%              3.81%
RATIOS/SUPPLEMENTAL DATA:
Net asset value,
   end of period (000's)        $6,267,790          $7,795,414         $3,385,770         $2,290,822         $1,322,807
Expenses to average
   net assets, net of
   waivers from advisor               0.17%*              0.16%              0.15%              0.14%              0.07%*
Expenses to average
   net assets, before
   waivers from advisor               0.18%*              0.18%              0.18%              0.18%              0.18%*
Net investment income
   to average net assets,
   net of waivers
   from advisor                       1.77%*              2.70%              6.11%              5.48%              5.06%*
Net investment income
   to average net assets,
   before waivers
   from advisor                       1.76%*              2.68%              6.08%              5.44%              4.95%*
-------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL INTERMEDIARY SHARES(2)
                              --------------------------------
                                 FOR THE            FOR THE
                                 PERIOD             PERIOD
                               NOVEMBER 4,        DECEMBER 29,
                                 1999++              1998+
                                    TO                 TO
                                 MARCH 6,          FEBRUARY 9,
                                  2000               1999
--------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD            $1.00               $1.00
Net investment income             0.018               0.006
Dividends from net
   investment income             (0.018)             (0.006)
Dividends from net
   realized gains from
   investment activities             --                  --
Total dividends and
   distributions                     --                  --
NET ASSET VALUE,
   END OF PERIOD                  $1.00               $1.00
TOTAL INVESTMENT RETURN(1)         1.84%               0.57%
RATIOS/SUPPLEMENTAL DATA:
Net asset value,
   end of period (000's)            $--                 $--
Expenses to average
   net assets, net of
   waivers from advisor            0.40%*              0.32%*
Expenses to average
   net assets, before
   waivers from advisor            0.43%*              0.43%*
Net investment income
   to average net assets,
   net of waivers
   from advisor                    5.11%*              4.81%*
Net investment income
   to average net assets,
   before waivers
   from advisor                    5.08%*              4.70%*
--------------------------------------------------------------

@    Amount is less than $0.005 per share.

+    Issuance of shares.

++   Reissuance of shares.

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

(2) At March 6, 2000 and February 9, 1999, there were no longer any Financial Intermediary shares outstanding. Any further subscriptions of such shares would be at $1.00 per share.

TRUSTEES

E. Garrett Bewkes, Jr.                  George W. Gowen
CHAIRMAN                                William W. Hewitt, Jr.
                                        Morton L. Janklow
Margo N. Alexander                      Frederic V. Malek
Richard Q. Armstrong                    Carl W. Schafer
David J. Beaubien                       William D. White
Richard R. Burt
Meyer Feldberg


PRINCIPAL OFFICERS

Brian M. Storms                         Michael Markowitz
PRESIDENT                               VICE PRESIDENT

Amy R. Doberman                         Robert Sabatino
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT

Paul H. Schubert
VICE PRESIDENT AND TREASURER


INVESTMENT ADVISOR,
ADMINISTRATOR AND PRINCIPAL
UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114




THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


(C)2003 UBS Global Asset Management (US) Inc. All rights reserved

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